THE VANTAGEPOINT FUNDS

Vantagepoint Mid/Small Company Index Fund

Supplement dated July 9, 2013 to the

Prospectus dated May 1, 2013, as supplemented

This supplement changes the disclosure in the prospectus and provides new information that should be read together with the prospectus and any supplements thereto.

Effective July 1, 2013, the Vantagepoint Mid/Small Company Index Fund (the “Fund”) no longer employs a sampling technique to approximate the Fund’s index characteristics, but is weighted to seek to replicate the investment characteristics of the Russell 2500TM Index. Therefore, the following replaces the Fund’s “Principal Investment Strategies” on pages 43 and 116-117 of the prospectus.

Principal Investment Strategies — The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 2500 Index, weighted to seek to replicate the investment characteristics of the Russell 2500 Index and performance that correlates with the performance of that index.

The Fund follows an indexed or “passively managed” approach to investing. This means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap, and is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index, based on a combination of their market capitalization and current index membership.

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.

The following replaces the second and third paragraphs found in the section entitled “The Index Funds” on pg. 115.

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Index Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, the Core Bond Index Fund and Broad Market Index Fund employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weightings using fewer securities than are contained in the benchmark index. Therefore, there will be tracking error for each of these two Index Funds, which may impact their performance positively or negatively as compared to a benchmark index. Third, changes to the indexes, such as additions to or deletions from the securities contained in an index and rebalancing, can cause tracking error, which may impact the Index Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of an Index Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Index Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

Please retain this supplement for future reference.

SUPP-351-201307-1254